UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2012 (November 15, 2012)

AMERICAN RENAL ASSOCIATES HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-175708	27-2170749
(State or other	(Commission File Number)	(IRS Employer
jurisdiction of incorporation)		Identification No.)

500 Cummings Center, Suite 6550 Beverly, Massachusetts 01915
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (978) 992-3080

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 16, 2012, American Renal Associates Holdings, Inc. (the “Company”) filed a Certificate of Amendment to its Restated Certificate of Incorporation with the Secretary of State of Delaware to increase the authorized number of shares issuable by the Company from 11,000,000 shares of common stock, par value $0.01 per share (“Common Stock”), to 12,000,000 shares of Common Stock (the “Authorized Share Increase”).

The foregoing description of the Authorized Share Increase is qualified in its entirety by reference to the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
3.1	Certificate of Amendment, dated November 15, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 19, 2012	AMERICAN RENAL ASSOCIATES HOLDINGS, INC.

	By:	/s/ Michael R. Costa
Michael R. Costa
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
3.1	Certificate of Amendment, dated November 15, 2012

Exhibit 3.1

CERTIFICATE OF AMENDMENT

TO THE RESTATED

CERTIFICATE OF INCORPORATION OF

AMERICAN RENAL ASSOCIATES HOLDINGS, INC.

Adopted in accordance with the provisions

of Section 242 of the General Corporation

Law of the State of Delaware

The undersigned, being an authorized officer of American Renal Associates Holdings, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify as follows:

1. The Restated Certificate of Incorporation of the Corporation is hereby amended by changing Article FOURTH thereof so that, as amended, Article FOURTH shall read in its entirety as follows:

“FOURTH: The total number of shares of all classes of stock that the Corporation shall have the authority to issue is 13,000,000 shares, which shall be divided into two classes as follows:

1.           12,000,000 shares of Common Stock, par value $0.01 per share (the “Common Stock”); and

2.           1,000,000 shares of Preferred Stock, par value $0.01 per share (the “Preferred Stock”).”

2. The directors of the Corporation duly approved and adopted the foregoing amendment, declared such amendment to be advisable and referred such amendment to the stockholders of the Corporation for consideration thereof in accordance with the provisions of the DGCL by the unanimous written consent of the directors of the Corporation on November 15, 2012, in accordance with the provisions of Section 141(f) of the DGCL.

3. The foregoing amendment has been duly approved and adopted in accordance with the provisions of the DGCL by the written consent of a majority of the stockholders of the Corporation on November 15, 2012 in accordance with the provisions of Section 228 of the DGCL.

IN WITNESS WHEREOF, the undersigned has caused this Certificate to be signed this 15th day of November, 2012.

AMERICAN RENAL ASSOCIATES HOLDINGS, INC.

By:       /s/ Michael Costa
Name:  Michael Costa
Title:    Vice President, General Counsel and Secretary

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